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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 29, 2000

                          COLLEGELINK.COM INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                   0-5388              16-0961436
(State or Other Jurisdiction    (Commission File        (IRS Employer
     of Incorporation)               Number)          Identification No.)


       55 Hammarlund Way,
          Middletown, RI                                   02842
(Address of Principal Executive Offices)                 (Zip Code)



                                 (401) 845-8800
               Registrant's Telephone number, including area code

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ITEM 5.  OTHER EVENTS

On March 20, 2000, CollegeLink.com Incorporated (the "Company") entered into a license agreement with Online Scouting Network, Inc. ("OSN"). The license grants the Company a non-exclusive right to use substantially all of OSN's intellectual property assets, including OSN's databases of student athletes and registered college coaches and OSN's proprietary software. As consideration for the license, the Company paid OSN $260,000 in cash and 225,000 shares of unregistered common stock of the Company. The Company and OSN terminated negotiations with respect to an acquisition of OSN by the Company.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COLLEGELINK.COM INCORPORATED

DATE: March 29, 2000                        By:  /s/ Richard A. Fisher
                                                 ---------------------

                                            Name:   Richard A. Fisher
                                            Title:  Chairman